UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

FORTEGRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35009	58-1461399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Boulevard, Building 100, Suite 330
Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

(866)-961-9529
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 12, 2014, Fortegra Financial Corporation (the "Company") issued a news release regarding its financial results for the three months ended March 31, 2014. A copy of the news release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. For purposes of Section 18 of the Securities Exchange Act of 1934, the news release is deemed furnished not filed.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 7, 2014, the Company held its 2014 Annual Meeting of Stockholders (the "Meeting"). Represented at the Meeting were 19,216,447 shares, or 95.92%, of the Company’s 20,034,617 shares of common stock outstanding and entitled to vote at the Meeting. The final voting results, in number of shares, for the matters submitted to a vote of stockholders at the Meeting are as follows:

Proposal 1. Election of Directors.
All of the nominees for director were elected to serve until the 2015 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The results of the election were as follows:

Nominee	For	Against	Abstentions	Broker Non-Votes
Richard S. Kahlbaugh	17,327,452	339,877	8,211	1,540,907
John R. Carroll	17,119,204	550,264	6,072	1,540,907
Francis M. Colalucci	17,370,925	298,543	6,072	1,540,907
Frank P. Filipps	17,359,465	310,015	6,060	1,540,907
J.J. Kardwell	17,120,204	550,254	5,082	1,540,907
Arun K. Maheshwari	17,348,132	322,338	5,070	1,540,907
Ted W. Rollins	16,810,327	853,963	11,250	1,540,907
Sean S. Sweeney	17,360,332	310,126	5,082	1,540,907

Proposal 2. Advisory Vote to Approve Named Executive Officer Compensation.
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the advisory vote were as follows:

For	Against	Abstentions	Broker Non-Votes
17,475,052	143,024	57,464	1,540,907

Proposal 3. Ratification of Selection of Independent Registered Public Accounting Firm.
The stockholders ratified the Audit Committee’s selection of McGladrey LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The results of the vote on the ratification were as follows:

For	Against	Abstentions	Broker Non-Votes
19,107,745	103,564	5,138	—

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	News Release, dated May 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortegra Financial Corporation

Date: May 12, 2014	By:	/s/ Walter P. Mascherin
	Name:	Walter P. Mascherin
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated May 12, 2014